Exhibit 10.12

EXECUTION COPY

EXECUTIVE STOCK PLEDGE AGREEMENT

This EXECUTIVE STOCK PLEDGE AGREEMENT (this “Agreement”) is made as of April 30, 2010, by and between                                          (“Pledgor”) and BEN Holdings, Inc., a Delaware corporation (the “Company”).

WHEREAS, Pledgor and the Company are parties to that certain Class B Common Share Purchase Agreement, dated as of the date hereof (the “Stock Purchase Agreement”) pursuant to which Pledgor purchased              shares (the “Purchased Shares”) of the Company’s Class B Common Stock, par value $0.01 per share (the “Common Stock”);

WHEREAS, pursuant to the terms and conditions of that certain recourse secured promissory note of Pledgor (the “Note”), the Company loaned $             to Pledgor for use by Pledgor to pay the purchase price of the Purchased Shares;

WHEREAS, the parties hereto desire to enter into this Agreement to set forth the terms and conditions upon which Pledgor’s obligations under the Note are secured by a pledge to the Company of the Purchased Shares; and

NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to make the loans described above, Pledgor and the Company hereby agree as follows:

1. Pledge. Pledgor hereby pledges to the Company, and grants to the Company a security interest in, the Purchased Shares as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor under the Note.

2. Delivery of Purchased Shares. Upon the execution of this Agreement, Pledgor shall deliver to the Company the certificates representing the Purchased Shares (if such shares are certificated), together with an executed stock power in the form attached hereto as Exhibit A and any other forms of assignment reasonably requested by the Company to transfer title to the Purchased Shares to the Company.

3. Cash Dividends; Voting Rights. Notwithstanding anything to the contrary contained herein, during the term of this Agreement until there is no amount outstanding on the Note, any cash dividends, distributions, sale proceeds, or other payments payable to the Pledgor in respect of the Purchased Shares are hereby directed by the Pledgor to be paid to the Company and applied to pay the interest and principal amounts outstanding on the Note.

Notwithstanding anything to the contrary contained herein, during the term of this Agreement until such time as there exists an Event of Default (as defined in the Note), Pledgor shall be entitled to exercise any and all voting and other consensual rights in respect of the Purchased Shares or any part thereof (to the extent any such voting rights exist). The Company agrees that at any time and from time to time upon the written request of Pledgor, the Company shall promptly execute and deliver (or cause to be executed and delivered) all such documents

(including proxies, dividend payment orders and other instruments) as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to the foregoing paragraph.

4. Stock Dividends; Distributions. If while this Agreement is in effect, Pledgor becomes entitled to receive or receives any securities or other property or proceeds (other than cash which shall be subject to Section 3) in addition to, in substitution of, or in exchange for any of the Purchased Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), Pledgor shall accept such securities or other property or proceeds on behalf of and for the benefit of the Company as additional security for Pledgor’s obligations under the Note and shall promptly deliver such additional security to the Company together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Purchased Shares hereunder.

5. Event of Default. So long as any Event of Default has occurred and is continuing, the Company may exercise, upon not less than ten (10) days written notice to Pledgor, any and all rights, powers and remedies of any owner of the Purchased Shares (including the right to vote the shares and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code of the State of New York (“UCC”) or otherwise available to the Company under applicable law. Without limiting the foregoing, so long as any Event of Default has occurred and is continuing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Purchased Shares at any private sale or public auction conducted in a commercially reasonable manner, on not less than ten (10) days written notice to Pledgor, at such price or prices and upon such terms as the Company may deem commercially reasonable and advisable in good faith. Pledgor shall have no right to redeem the Purchased Shares after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Purchased Shares offered for sale. In case of any such sale, after deducting the reasonable costs, reasonable attorneys’ fees and other reasonable expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided, that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining (if any) shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Purchased Shares remaining in the hands of the Company. Pledgor shall be liable for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including the reasonable fees of any attorneys employed by the Company to collect such deficiency. For the avoidance of doubt, the Company shall be required to sell, assign or deliver the Purchased Shares (including any Common Stock pledged pursuant to Section 9) in accordance with this Section 5 prior to exercising its rights and remedies as a secured party with respect to other assets of the Pledgor.

6. Costs and Attorneys’ Fees. All reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Company in exercising any right, power or remedy conferred by this Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Purchased Shares hereunder.

7. Payment of Indebtedness and Release of Purchased Shares. Upon payment in full of the indebtedness evidenced by the Note, the Company shall promptly surrender the Purchased Shares to Pledgor together with the executed stock power and all forms of assignment and the security interest granted hereby shall terminate and all rights to the Purchased Shares shall revert to Pledgor. Upon any such termination, the Company will execute and deliver such documents as Pledgor shall reasonably request to evidence such termination.

8. No Other Liens; No Sales or Transfers. Pledgor hereby represents and warrants that he has good and valid title to all of the Purchased Shares, free and clear of all liens, security interests and other encumbrances other than under this Agreement, the Stock Purchase Agreement and the Second Amended and Restated Stockholders Agreement, dated as of April 30, 2010, among the Company, Pledgor and the Company’s other stockholders (as may be amended, restated or otherwise modified from time to time, the “Stockholders Agreement”). Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any other pledge, security interest, encumbrance, lien or charge of any kind against the Purchased Shares or Pledgor’s rights or a holder thereof, or (ii) other than pursuant to the Stockholders Agreement, sell or otherwise transfer any Purchased Shares or any interest therein.

9. Future Pledged Shares. Pledgor hereby agrees to pledge to the Company, and grant to the Company a security interest in any other Common Stock that Pledgor may acquire from time to time promptly upon the acquisition of such shares as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor under the Note. The Common Stock pledged pursuant to this Section 9 shall be deemed “Purchased Shares” for purposes of this Agreement.

10. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Agreement.

11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. No Waiver; Cumulative Remedies. The Company shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

13. WAIVER OF JURY TRIAL. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any dispute relating hereto shall be heard in the state or federal courts of the State of Delaware, and the parties agree to jurisdiction and venue therein.

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IN WITNESS WHEREOF, this Executive Stock Pledge Agreement has been executed and delivered by the undersigned as of the date first above written.

BEN HOLDINGS, INC.

By:
Name:
Title:

Signature Page to Executive Stock Pledge Agreement

Signature Page to Executive Stock Pledge Agreement

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED,                                          does hereby sell, assign and transfer unto BEN Holdings, Inc.,              Shares of Class B Common Stock of BEN Holdings, Inc., a Delaware corporation (the “Corporation”), standing in the undersigned’s name on the books of the Corporation represented by Certificate No. [    ] herewith and does hereby irrevocably constitute and appoint                                          attorney to transfer said stock on the books of the Corporation with full power of substitution in the premises.

Dated: